POWER OF ATTORNEY


	Known by all these presents,
that the undersigned hereby constitutes
and appoints each of Bradley A. Haneberg and Robert B. Harris, signing singly, the undersigned's true and lawful attorney-in-fact to:

	(1)	execute for and on behalf
of the undersigned, in the undersigned's capacity as an officer and/or director of Commonwealth Biotechnologies, Inc., a Virginia corporation (the "Company"),
Forms 3, 4 and 5 in accordance with
Section 16(a) of the Securities
Exchange Act of 1934 and the rules
thereunder;

	(2)	do and perform any
and all aspects for and on behalf
of the undersigned which may be
reasonably necessary or desirable
to complete and execute any such
Form 3, 4 or 5 and timely file such
form with the United States
Securities and Exchange Commission
and any stock exchange or similar
authority; and

	(3)	take any other action
of any type whatsoever in connection
with the foregoing which, in the
opinion of such attorney-in-fact,
may be of benefit to, and in the best
interest of, or legally required by,
the undersigned.

	The undersigned hereby grants
to each such attorney-in-fact full
power and authority to do and perform
any and every act and thing whatsoever
requisite, necessary, or proper to be
done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	This Power of Attorney shall
remain in full force and effect until
the undersigned is no longer required
to file Forms 3, 4 and 5 with respect
to the undersigned's holdings and
transactions in securities issued
by the Company, unless earlier
revoked by the undersigned in a
signed writing delivered to the
foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the
undersigned has caused this Power
 of Attorney to be executed as of
the 1st day of September, 2004

/s/Gerald P. Krueger, Ph.D.

Gerald P. Krueger, Ph.D., CPE